UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 16, 2007

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware   0-26494   52-1868008
    (State or other jurisdiction     (Commission File Number)  (I.R.S. Employer
    of incorporation)      Identification No.)

7133 Rutherford Rd., Suite 200, Baltimore, MD 21244
(Address of principal executive office and zip code)

(410) 277-3740
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 2.02 Results of Operations and Financial Condition

On May 16, 2007 the Company announced the financial results for the three months ended March 31, 2007. The earnings release is attached hereto as an exhibit to the Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press release of GSE Systems, Inc. dated May 16, 2007 announcing its financial results for the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: May 16, 2007                /s/ Jeffery G. Hough
-----------------------
Jeffery G. Hough
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99.1  Press release of GSE Systems, Inc. dated May 16, 2007 announcing the financial results for the three months ended March 31, 2007.